iShares®
iShares Trust
Supplement dated October 16, 2025
to the currently effective Prospectus and Statement of Additional Information (“SAI”) for the iShares Large Cap 10% Target Buffer Mar ETF (TENM) (the “Fund”)
As described in the Fund’s Prospectus and SAI, the Fund seeks to provide certain outcomes for an investment held over an entire Outcome Period. Capitalized terms have the meanings ascribed to them in the Fund’s Prospectus and SAI.
The table below shows an estimated range for the Approximate Cap for the Fund’s upcoming Outcome Period as estimated by the Fund’s investment adviser using information available as of the date of this supplement. The estimate is unaudited, subject to certain limitations and subject to change, and the Fund is under no obligation to, and does not expect to, update the estimate. The final Approximate Cap for the upcoming Outcome Period, which may be more or less than the estimated ranges, will be included in a supplement filing following the close of business on the last business day prior to the upcoming Outcome Period.

Fund (Ticker)	Upcoming Outcome Period	Estimated Approximate Cap Range

iShares Large Cap 10% Target Buffer Mar ETF (TENM)	Oct. 22, 2025 to Mar. 31, 2026	6.58% - 8.82% (gross of management fee) 6.36% - 8.59% (net of management fee)
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑TENM‑Cap‑1025

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